Filed pursuant to Rule 497(e)
File No. 333-198603

Abacus FCF Small Cap Leaders ETF (ABLS)

Prospectus

February 18, 2025, as amended March 4, 2025

This Prospectus provides important information about the Abacus FCF Small Cap Leaders ETF (the “Fund”), a series of Abacus FCF ETF Trust (“Trust”), that you should know before investing in the Fund. Please read it carefully and keep it for future reference.
These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Shares of the Fund (“Shares”) are listed and traded on Cboe BZX Exchange, Inc. (“Cboe” or “Exchange”). Shares are not individually redeemable. The Trust is a registered investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Fund’s Statement of Additional Information (“SAI”) dated February 18, 2025, as amended March 4, 2025 (which is incorporated by reference into this Prospectus and is legally a part of this Prospectus) and, if given or made, such information or representations may not be relied upon as having been authorized by us.

FUND SUMMARY

Investment Objective
The Abacus FCF Small Cap Leaders ETF (the “Fund”) seeks to provide investment results that correspond, before fees and expenses, generally to the performance of the Abacus FCF Small Cap Leaders Index (the “Underlying Index”).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee1	0.59%
Other Expenses2	0.00%
Total Annual Fund Operating Expenses	0.59%
Fee Waiver3	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver	0.39%

1.     The management fee is structured as a “unified fee,” pursuant to which the Fund’s investment adviser pays all expenses of the Fund, except for the management fee, payments under the Fund’s Rule 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).
2.     “Other Expenses” are based on estimated amounts for the current fiscal year.
3.     Abacus FCF Advisors LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive a portion of the Fund’s management fee equal to 0.20% of the Fund’s average daily net assets through at least November 28, 2026, which will have the effect of reducing the Fund’s expenses (the “Fee Waiver Agreement”). While the Adviser or the Fund may discontinue the Fee Waiver Agreement after the contractual period, it may only be terminated during its term by either party upon written notice; provided that such termination shall require the approval of the Fund’s Board of Trustees.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% per year and that operating expenses remain the same and that the Fee Waiver Agreement remains in place for the contractual period. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$40	$148

Portfolio Turnover
The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly organized, and, as of the date of this Prospectus, has not had any portfolio turnover.
Principal Investment Strategies
To pursue its investment objective, the Fund invests, under normal market circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in component securities of the Underlying Index. The Underlying Index is sponsored and maintained by Abacus FCF Indexes LLC (the “Index Provider”), an affiliate of the Adviser. The Underlying Index is a rules-based equity index designed to track the performance of the small-cap segment of U.S. publicly traded companies with strong free cash flow return on invested capital (“FCF-ROIC”), as identified by the Index Provider through extensive historical research. The Fund intends to maintain a portfolio of securities that generally replicates the holdings of the Underlying Index. As of the date of this Prospectus, the only securities included in the Underlying Index are common stock.
To be eligible for inclusion in the Underlying Index, an equity security must meet the following requirements (“Eligible Securities”): (i) be listed in the U.S.; (ii) fall within the small-cap category, as defined by the Index Provider, based on market capitalization; (iii) satisfy certain trading volume criteria; and (iv) have been issued by a company that has reported specific financial metrics within the last year, including but not limited to (a) free cash flow, (b) net income, and (c) revenue. The Index Provider considers a security to be within the small-cap category if it is in the smallest 85% to 97% of the cumulative market cap of all stocks listed on U.S. stock exchanges at time of selection, which, as of February 18, 2025, results in companies being deemed within the small-cap category if they have a market capitalization of $6.8 billion or less at the time of reconstitution.

The Underlying Index utilizes the Adviser’s proprietary Abacus FCF Leaders Model (the “Model”) to evaluate Eligible Securities and scores them based on FCF-ROIC. The Model assesses companies through a detailed analysis of factors such as capital expenditure, accruals, cash flow margins and asset turnover to identify companies with strong and sustainable profitability. These securities are assigned active weights primarily based on their FCF-ROIC characteristics, with adjustments for company-specific risk using a proprietary factor derived from the historical volatility of each Eligible Security’s stock price over the preceding 12-month period. The resulting risk-adjusted score is used to calculate active weights for each security, which are combined with their free-float market capitalization. The Underlying Index includes those remaining Eligible Securities until one of the following thresholds is met: (1) over 90% of the cumulative weight of the Eligible Securities has been included in the Underlying Index, or (2) the number of included securities reaches 50. The weights of all securities are then rescaled to construct the final portfolio, seeking to ensure high-conviction exposure to small-cap companies with strong FCF-ROIC metrics.

The Underlying Index is rebalanced and reconstituted quarterly, with a portfolio turnover cap of 25%. The Fund’s portfolio is generally rebalanced and reconstituted quarterly, in accordance with the Underlying Index.
The Fund can use derivative instruments, including exchange-traded futures contracts, to gain exposure to component securities of the Underlying Index.
The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 27, 2025, the Underlying Index was concentrated in the consumer discretionary sector.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.
Principal Risks
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often, small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. Small capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations or may have difficulty in repaying any loans which are floating rate.
Geographic Region Risk. Because the Fund invests a significant portion of its assets in the U.S., the Fund will generally have more exposure to economic risks affecting the U.S. In the event of economic or political turmoil or a deterioration of diplomatic relations in the U.S., the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments. Adverse conditions in other countries whose economies appear to be unrelated can also adversely affect the Fund’s U.S. investments.
Index-Based Strategy Risk. The Fund is managed as an index-based fund that seeks to track the performance of the Underlying Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold the component securities of the Underlying Index regardless of the current or projected performance of a specific security or the relevant market as a whole. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s returns to be lower than if the Fund employed an active strategy. The Fund will seek to track the Underlying Index in all market conditions, including during adverse market conditions when other funds may seek to take temporary defensive measures (such as investing significantly in cash or cash equivalents). Accordingly, unless the Underlying Index allocates significant portions of its assets to cash and/or cash equivalents during times of adverse market or economic conditions, the Fund may be subject to a higher level of market risk during such times than other funds. Further, the Underlying Index methodology is designed to provide exposure to a limited number of securities, which results in the Fund holding a more limited number of securities. As a result, each investment has a greater effect on the Fund’s overall performance and any change in the value of these securities could significantly affect the value of your investment in the Fund. Additionally, the Fund generally rebalances and reconstitutes its portfolio in accordance with the Underlying Index and, therefore, any changes to the Underlying Index’s rebalance or reconstitution schedule will typically result in corresponding changes to the Fund’s rebalance or reconstitution schedule.
Market Events Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, natural disasters, or other events could have a significant impact on the Fund, its investments and the trading of its Shares.
Concentration Risk. A fund concentrated in an industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry or group of related industries may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
Non-Diversified Fund Risk. The Fund is considered non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.
Derivatives Risk. A derivative instrument derives its value from an underlying security, currency, commodity, interest rate, index or other asset (collectively, “underlying asset”). The Fund’s investments in derivatives may pose risks in addition to and greater than those associated with investing directly in the underlying assets, including counterparty, leverage and liquidity risks. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful.
•    Futures Contracts Risk. Exchange-traded futures contracts are a type of derivative, which call for the future delivery of an asset, or cash settlement, at a certain stated price on a specified future date. Futures contracts involve the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s NAV.
Index Correlation Risk. While the Adviser seeks to track the performance of the Underlying Index closely (i.e., to achieve a high degree of correlation with the Underlying Index), the Fund’s returns may not match or achieve a high degree of correlation with the returns of the Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements and/or operational inefficiencies.
Index Calculation Risk. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. The Fund, the Index Provider, the Adviser, the Underlying Index calculation agent and any of their respective affiliates cannot offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers at any particular time.
Affiliated Index Provider Risk. The Index Provider is an affiliated person of the Adviser, which poses the appearance of a conflict of interest. For example, a potential conflict could arise if the Adviser, as an affiliate of the Index Provider, were to exercise undue influence with respect to regular and/or extraordinary updates to the methodology or composition of the Underlying Index, including in a manner that might improve the apparent performance of the Fund relative to the performance of the Underlying Index. Additionally, potential conflicts could arise to the extent that portfolio managers of the Adviser become aware of contemplated methodology changes or rebalance activity prior to disclosure to the public, which could facilitate “front running” on behalf of other funds or accounts managed by the Adviser with similar exposure. Although the Adviser and the Index Provider have taken steps designed to ensure that these potential conflicts are mitigated (e.g., via the adoption of policies and procedures that are designed to minimize potential conflicts of interest and the implementation of informational barriers designed to minimize the potential for the misuse of information about the Underlying Index), there can be no assurance that such measures will be successful.
Risk of Having a Transferred Basis in Shares. An investment in Shares will be less tax efficient than an investment in other ETFs because the Fund’s initial portfolio was deposited in-kind by a seed investor whose cost basis in the securities was lower than the market value of such securities on the date of such deposit. Under the tax code, such in-kind contribution resulted in the seed investor’s lower basis in those securities being transferred to the Fund. As a result, if any securities with the lower basis are sold by the Fund, the Fund will realize higher amounts of realized gains upon the sale of such portfolio securities than otherwise would be the case had the Fund not received such in-kind deposit, and may be required to distribute capital gains, including long-term capital gains, to all shareholders (inclusive of, but not limited to, the seed investor) upon the sale of such portfolio securities. Please consult your tax advisor about the potential tax consequences. Nonetheless, because the Fund intends to transact with APs primarily in kind, it does not currently anticipate significant tax impacts to investors as a result of the in-kind seed investment.
ETF Risk. As an exchange-traded fund (“ETF”), the Fund is subject to the following risks:
•    Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV and possibly face delisting.
•    Flash Crash Risk. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

•    Large Shareholder Risk. Certain shareholders, including the Adviser or its affiliates, or groups of related shareholders, such as those investing through one or more model portfolios, may own a substantial amount of the Shares. The disposition of Shares by large shareholders, resulting in redemptions through or by APs, could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. The form of a large shareholder’s contribution and any redemption activity in the Fund can adversely affect the tax efficiency of the Fund.
•    Premium-Discount Risk. Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. The market prices of Shares will generally fluctuate in accordance with changes in NAV, changes in the relative supply of, and demand for, Shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
•    Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.
Performance
On February 18, 2025, all of the assets of a separately managed account (the “Predecessor Account”), which had been managed by the Adviser since March 18, 2021, and had investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund, were transferred to the Fund in a tax-free transaction (the “Transaction”). Performance shown for periods prior to the date of the Transaction represents the performance of the Predecessor Account. Prior to the date of the Transaction, the Fund had not commenced investment operations. The Predecessor Account was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act on registered investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected.
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s and the Predecessor Account’s performance from year to year as of December 31. The table illustrates how the Fund’s and the Predecessor Account’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance, a style-specific index (one reflecting the market segments in which the Fund invests) and the index the Fund seeks to track, in that order. The Fund’s and Predecessor Account’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. The Predecessor Account’s performance shown below has been recalculated using the Fund’s management fee, which has the effect of reducing the Predecessor Account’s performance. In addition, the Predecessor Account did not pay dividends and distributions. As a result, there are no after-tax returns for the Predecessor Account. Updated performance information is also available on the Fund’s website at www.abacusfcf.com .

Calendar Year Total Returns

For the year-to-date period ended December 31, 2024, the Fund’s and Predecessor Account’s total return was 9.29%. During the period of time shown in the bar chart, the Fund’s and Predecessor Account’s highest quarterly return was 13.43% for the quarter ended September 30, 2024, and the lowest quarterly return was -15.41% for the quarter ended June 30, 2022.

Average Annual Total Returns

For the Period Ended December 31, 2024

Abacus FCF Small Cap Leaders ETF	1 Year	Since Inception (3/18/2021)(1)
Return Before Taxes	9.29%	6.95%
Return After Taxes on Distributions	N/A	N/A
Return After Taxes on Distributions and Sale of Shares	N/A	N/A
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	25.02%	13.04%
Russell 2000® Total Return Index (reflects no deduction for fees, expenses, or taxes)	11.54%	0.93%
Abacus FCF Small Cap Leaders Index (reflects no deduction for fees, expenses, or taxes)	9.40%	8.54%⁽²⁾

(1) The Predecessor Account commenced investment operations on March 18, 2021.
(2) The performance for the Abacus FCF Small Cap Leaders Index is provided as of 3/31/2021 as the Index does not have performance data prior to that date.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-advantaged arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

Investment Adviser
Abacus FCF Advisors LLC serves as the investment adviser of the Fund.
Portfolio Managers
Vince (Qijun) Chen, CFA, Vice President of Public Equity & Portfolio Management of Abacus Life, Inc., the parent company of the Adviser (“Abacus Life”), and Portfolio Manager of the Adviser; Fei Xue, Vice President of ABL Wealth Advisors, LLC, a subsidiary of Abacus Life and an affiliate of the Adviser (“ABL Wealth”); and Tom MacDonald, Financial Analyst at ABL Wealth, each serve the Fund as a portfolio manager and have served in such role since February 2025 (the Fund’s inception). Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.abacusfcf.com.
Tax Information
Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions reported by the Fund as “capital gain dividends” are taxed to you as long-term capital gains, and distributions may also be subject to state and/or local taxes. Fund distributions generally are not taxable to you if you are investing through a tax-advantaged retirement plan account or you are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.
Purchases Through Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or its affiliates or related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND
Additional Information about the Fund’s Investment Strategies
This Prospectus describes the principal investment strategies and risks of the Abacus FCF Small Cap Leaders ETF (the “Fund”) but does not describe all of the Fund’s investment practices. For more information about other types of investments the Fund may make, and about the risks of investing in the Fund, please see the Fund’s SAI, which is available upon request. The Fund’s investment objective is non-fundamental and may be changed without a vote of shareholders upon at least 60 days’ prior notice to shareholders. There is no assurance that the Fund will achieve its investment objective.
The Fund’s policy to invest, under normal market circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in component securities of the “Underlying Index” may be changed upon 60 days’ prior notice to shareholders.
The Fund will not seek to “beat” the performance of the Underlying Index and will not seek temporary defensive measures when markets decline or appear overvalued. Instead, the Fund uses an indexing investment approach to try to approximate the investment performance of its Underlying Index by investing in a portfolio of securities that generally replicates the Underlying Index; however, there may be times when the Fund does not hold every security in the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.
Although the Fund generally employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it typically invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index, under various circumstances, such as where it may not be possible or practicable to purchase all of those securities in those same weightings, the Adviser may employ a “sampling” methodology. When utilizing a sampling methodology, the Adviser will use a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in its Underlying Index. However, the Adviser reserves the right to invest the Fund’s assets in as many securities as it believes necessary to achieve the Fund’s investment objective.
There also may be instances in which the Adviser may choose to (i) overweight or underweight a security in the Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index. The Fund may also invest its assets in certain index futures, options, options on index futures, swap contracts or other derivatives, as related to its respective Underlying Index and its component securities, cash and cash equivalents, as well as in securities and other instruments not included in its Underlying Index but which the Adviser believes will help the Fund track its Underlying Index.
The Fund may sell securities included in its Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional Information about the Fund’s Risks
The section below provides additional information about the risks of investing in the Fund, including the principal risks identified under “Principal Risks” in the Summary.
Principal Risks
Affiliated Index Provider Risk. The Index Provider is an affiliated person of the Adviser, which poses the appearance of a conflict of interest. For example, a potential conflict could arise if the Adviser, as an affiliate of the Index Provider, were to exercise undue influence with respect to regular and/or extraordinary updates to the methodology or composition of the Underlying Index, including in a manner that might improve the apparent performance of the Fund relative to the performance of the Underlying Index. Additionally, potential conflicts could arise to the extent that portfolio managers of the Adviser become aware of contemplated methodology changes or rebalance activity prior to disclosure to the public, which could facilitate “front running” on behalf of other funds or accounts managed by the Adviser with similar exposure. Although the Adviser and the Index Provider have taken steps designed to ensure that these potential conflicts are mitigated (e.g., via the adoption of policies and procedures that are designed to minimize potential conflicts of interest and the implementation of informational barriers designed to minimize the potential for the misuse of information about the Underlying Index), there can be no assurance that such measures will be successful.
Concentration Risk. A fund concentrated in an industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry or group of related industries may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•    Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences, social trends and marketing campaigns. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.
Derivatives Risk. A derivative instrument derives its value from an underlying security, currency, commodity, interest rate, index or other asset (collectively, “underlying asset”). The Fund’s investments in derivatives may pose risks in addition to and greater than those associated with investing directly in the underlying assets, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative instrument will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative instrument. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful.

•    Futures Contracts Risk. Exchange-traded futures contracts are a type of derivative, which call for the future delivery of an asset, or cash settlement, at a certain stated price on a specified future date. Futures contracts involve the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s NAV.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent unprecedented turbulence in financial markets, reduced liquidity in credit and fixed income markets, or rising interest rates may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.
ETF Risk. As an ETF, the Fund is subject to the following risks:
•    Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable or unwilling to process creation and/or redemption orders, and no other AP is able or willing to step forward to create and redeem in either of those cases, Shares may trade like closed-end fund shares at a discount to NAV and possibly face delisting from the Exchange.
•Flash Crash Risk. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. In such market conditions, market or stop-loss orders to sell the ETF shares may be executed at market prices that are significantly below NAV. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.
•    Large Shareholder Risk. Certain shareholders, including the Adviser or its affiliates, or groups of related shareholders, such as those investing through one or more model portfolios, may own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Adviser or its affiliates, an AP, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not sell its Shares in the secondary market or transact through an AP to redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions result in redemptions through or by an AP. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. To the extent these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the

Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. The form of a large shareholder’s contribution and any redemption activity in the Fund can adversely affect the tax efficiency of the Fund.
•    Premium-Discount Risk. The Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The trading price of Shares may deviate significantly from NAV during periods of market volatility. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the Fund. The market price of Shares may also fluctuate in accordance with changes in the liquidity, or the perceived liquidity, of the Fund’s holdings, and a decrease, or a perceived decrease, in such liquidity may lead to increased divergence between the Shares’ market price and NAV. Such divergence is more likely under stressed market conditions.
•    Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Although Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. Market makers are not obligated to make a market, nor are APs obligated to purchase Shares. In times of market stress, market makers and authorized participants can refrain from these activities and any such absences can lead to greater premiums and discounts. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Geographic Region Risk. To the extent that a Fund invests a significant portion of its assets in a specific geographic region or a particular country, such as the U.S., the Fund will generally have more exposure to that region or country’s economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a significant portion of a Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments. Adverse conditions in a certain region or country can also adversely affect securities of issuers in other countries whose economies appear to be unrelated.

Index-Based Strategy Risk. The Fund is managed as an index-based fund that seeks to track the performance of its Underlying Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold the component securities of its Underlying Index regardless of the current or projected performance of a specific security or the relevant market as a whole. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s returns to be lower than if the Fund employed an active strategy. The Fund will seek to track the Underlying Index in all market conditions, including during adverse market conditions when other funds may seek to take temporary defensive measures (such as investing significantly in cash or cash equivalents). Accordingly, unless the Underlying Index allocates significant portions of its assets to cash and/or cash equivalents during times of adverse market or economic conditions, the Fund may be subject to a higher level of market risk during such times than other funds. Additionally, the Fund generally rebalances and reconstitutes its portfolio in accordance with the Underlying Index and, therefore, any changes to the Underlying Index’s rebalance or reconstitution schedule will typically result in corresponding changes to the Fund’s rebalance or reconstitution schedule.
Index Calculation Risk. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. The Fund, the Index Provider, the Adviser, the Underlying Index calculation agent and any of their respective affiliates cannot offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers at any particular time.
Index Correlation Risk. While the Adviser seeks to track the performance of the Underlying Index closely (i.e., to achieve a high degree of correlation with the Underlying Index), the Fund’s returns may not match or achieve a high degree of correlation with the returns of the Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements and/or operational inefficiencies. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in kind, which may contribute to tracking error. The Fund may also fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. Liquidity constraints may also prevent the Fund from investing in certain securities included in the Underlying Index or from purchasing or selling certain securities at the same time as the Underlying Index. The Fund may also deviate from the Underlying Index for tax efficiency purposes or when it needs cash to meet redemptions.
Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Events Risk. The value of securities in each Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, natural disasters, or other events could have a significant impact on a Fund, its investments and the trading of its Shares. Recent examples of such events include Hamas' attack on Israel in October 2023 and the ensuing conflict in the Middle East, Russia's invasion of Ukraine in February 2022, and the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019.
Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.
Risk of Having a Transferred Basis in Shares. An investment in Shares will be less tax efficient than an investment in other ETFs because the Fund’s initial portfolio was deposited in-kind by a seed investor whose cost basis in the securities was lower than the market value of such securities on the date of such deposit. Under the tax code, such in-kind contribution resulted in the seed investor’s lower basis in those securities being transferred to the Fund. As a result, if any securities with the lower basis are sold by the Fund, the Fund will realize higher amounts of realized gains upon the sale of such portfolio securities than otherwise would be the case had the Fund not received such in-kind deposit, and may be required to distribute capital gains, including long-term capital gains, to all shareholders (inclusive of, but not limited to, the seed investor) upon the sale of such portfolio securities. Please consult your tax advisor about the potential tax consequences. Nonetheless, because the Fund intends to transact with APs primarily in kind, it does not currently anticipate significant tax impacts to investors as a result of the in-kind seed investment.
Sampling Risk. The use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater. In addition, by sampling the securities in the Underlying Index, the Fund faces the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Underlying Index, thereby increasing tracking error.
Small Capitalization Company Risk. Investing in the securities of small capitalization companies involves greater risks and the possibility of greater price volatility than customarily is associated with investing in larger, more established companies. Such companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, and often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because such securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. As a result, the performance of small capitalization companies may be more volatile and they may face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

FUND MANAGEMENT
Investment Adviser
Abacus FCF Advisors LLC acts as the Funds’ investment adviser. The Adviser is located at 2101 Park Center Drive, Suite 250, Orlando, FL 32835. The Adviser is an investment adviser registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”). The Adviser was founded in 2005 and managed $818 million as of January 28, 2025. Since 2024, FCF has been a wholly owned subsidiary of Abacus Life, a pioneering alternative asset manager specializing in longevity and actuarial technology.
The Adviser is responsible for overseeing the management and business affairs of the Funds, and has discretion to purchase and sell securities in accordance with the Fund’s objective, policies, and restrictions. The Adviser continuously reviews, supervises, and administers the Funds’ investment programs, subject to the general supervision and control of the Board of Trustees.
The Adviser has entered into an investment advisory agreement (“Management Agreement”) with the Trust with respect to the Fund. Pursuant to that Management Agreement, the Fund pays the Adviser an annual advisory fee based on its average daily net assets for the services and facilities it provides payable at the annual rate of 0.59% (the “Advisory Fee”).
The Adviser bears all of its own costs associated with providing these advisory services. The Advisory Fee is structured as a “unified fee.” Accordingly, the Adviser shall pay all expenses of the Fund, except for the fee payment under the Management Agreement, payments under the Fund’s Rule 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).
The Adviser has also contractually agreed to waive a portion of the Fund’s management fee equal to 0.20% of the Fund’s average daily net assets through at least November 28, 2026, which will have the effect of reducing the Fund’s expenses (the “Fee Waiver Agreement”). While the Adviser or the Fund may discontinue the Fee Waiver Agreement after the contractual period, it may only be terminated during its term by either party upon written notice; provided that such termination shall require the approval of the Board.
A discussion regarding the basis for the Board’s approval of the Management Agreement will be available in the Fund’s next report filed on Form N-CSR.
Portfolio Managers
The following employee of the Adviser is the Fund’s portfolio manager, who is primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such position since the Fund’s inception in February 2025.
Vince (Qijun) Chen, CFA, Vice President of Public Equity & Portfolio Management of Abacus Life and Portfolio Manager of the Adviser.

Mr. Chen is the Vice President of Public Equity & Portfolio Management at Abacus Life, bringing nearly a decade of experience in portfolio management and quantitative research to support Abacus Life’s vision  as a leading global alternative asset manager. Mr. Chen leads the Adviser in the development and implementation of investment strategies, overseeing management of ETFs and SMAs. He has developed and refined the Adviser’s investing approach through conducting empirical research, publishing research papers, and systematizing the investment process. Since joining the Adviser in October 2017 as Quantitative Analyst in October 2017 and being promoted to Senior Quantitative Analyst in June 2019 and Director of Research in November 2022, Mr. Chen has made significant contributions to the firm’s growth, now part of ABL Wealth.

Mr. Chen earned a Master of Science from Baruch College and a Bachelor of Economics from Guangdong University of Foreign Studies. He is a CFA Charterholder, and an active member of the CQF (Certificate in Quantitative Finance) Institute New York Society. He also holds a Salesforce AI Specialist Certification.

Fei Xue, Vice President of ABL Wealth.

Ms. Xue joined ABL Wealth as Vice President in April 2024. Prior to joining ABL Wealth, Ms. Xue was Senior Vice President of Investments from 2023 to March 2024 and Senior Vice President of Relationship Management from 2021 to 2023 of Dynasty Financial Partners. Prior to her roles at Dynasty, Ms. Xue was the Director of RIA National Account and Due Diligence at CNL Financial Group. Ms. Xue holds a Bachelor of Science degree from Babson College.

Tom MacDonald, Financial Analyst at ABL Wealth.

Mr. MacDonald joined ABL Wealth as a financial analyst in 2023. Mr. MacDonald holds a degree in Finance with minors in Mathematics and Computer Science from University of Central Florida, which he attended prior to joining ABL Wealth.

The Fund’s SAI provides additional information about the portfolio manager, including other accounts managed, ownership in the Fund, and compensation.
OTHER SERVICE PROVIDERS
U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator, accountant and transfer agent to the Fund.
U.S. Bank, N.A., located at 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian to the Fund.
Quasar Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Fund’s distributor (the “Distributor”).
Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the Independent Registered Public Accounting Firm to the Fund.

Stradley Ronon Stevens & Young LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania, 19103, serves as legal counsel to the Fund.
BUYING AND SELLING SHARES
The Fund issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
BUYING AND SELLING SHARES ON THE SECONDARY MARKET
Most investors will buy and sell Shares in secondary market transactions through brokers and, therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold through your broker throughout the trading day like shares of any publicly traded issuer. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of Shares you must buy.
Shares are listed on the Exchange under the ticker symbol ABLS.
The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.
Book Entry. Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”), or its nominee, will be the registered owner of all outstanding Shares and is recognized as the owner of all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the Fund.
Share Trading Prices. The trading prices of Shares may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand for Shares, the prices of the Fund’s portfolio securities, economic conditions and other factors.

Continuous Offering. The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
ACTIVE INVESTORS AND MARKET TIMING
The Board of Trustees has evaluated the risks of market timing activities by the Fund’s shareholders. Unlike traditional mutual funds, that Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.
Further, direct trading on a short-term bases by APs is critical to ensuring that Shares trade at or close to NAV. The Fund may also employ fair valuation pricing, which may minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares. The Fund reserves the right to reject any purchase order at any time and reserve the right to impose restrictions on disruptive or excessive trading in Creation Units. The Fund also reserves the right to reject any redemption order in accordance with applicable law.

DISTRIBUTION AND SERVICE PLAN
The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides such services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.
No distribution or service fees are currently paid by the Fund, however, and there are no current plans to impose these fees. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis.
NET ASSET VALUE
The net asset value, or “NAV,” of Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time.
The Fund calculates its NAV per Share by:
•    Taking the current market value of its total assets,
•    Subtracting any liabilities, and
•    Dividing that amount by the total number of Shares owned by shareholders.
If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.
Because securities listed on foreign exchanges may trade on weekends or other days when the Fund does not price its Shares, the NAV of the Fund, if it is holding foreign securities, may change on days when shareholders will not be able to purchase or sell Shares.
When calculating the NAV of Shares, expenses are accrued and applied daily and stocks held by the Fund are valued at their market value when reliable market quotations are readily available. Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. Securities listed on a national securities exchange, market or automated quotation system for which quotations are readily available (except for portfolio securities traded on the Nasdaq Stock Market, LLC (“Nasdaq”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on Nasdaq, the Nasdaq Official Closing Price will be used. If such prices are not available, the security will be valued as set forth in the Trust’s “Use of Independent Brokers to Value Securities Procedures” and “Fair Value Procedures,” as applicable. Investments in non-exchange traded investment companies are valued at their NAVs. Foreign currency exchange rates are generally determined as of 4:00 p.m., New York time. Both market quotations and indicative bids are obtained from outside pricing services.

Additionally, the Fund’s Board of Trustees (the “Board”) has designated the Adviser to serve as the valuation designee, pursuant to Rule 2a-5 under the 1940 Act, to perform the fair value determinations relating to any or all Fund investments. Accordingly, if a market quotation is not readily available or otherwise becomes unreliable, the Adviser will determine in good faith the price of the security held by the Fund based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board. In addition, the Adviser may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s NAV is calculated. Foreign exchanges typically close before the time at which Share prices are calculated and may be closed altogether on some days when the Exchange is open for trading. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Shares. However, when the Fund use fair valuation to price securities, they may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Shares’ NAV performance to diverge from the Shares’ market price and from the performance of various benchmarks used to compare the Fund performance. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.
FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust maintains a website for the Fund at www.abacusfcf.com. Among other things, this website includes this Prospectus and the SAI, and includes the Fund’s last annual and semi-annual reports, certain market price information about Shares, daily NAV and a historical comparison of the Shares’ market prices to NAV.
In addition, each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of the previous day through the website. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is also available in the Fund’s SAI.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
Fund Distributions
The Fund expects to pay out dividends from its net investment income, if any, quarterly and distribute its net capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The Fund typically earns dividends from stocks in which it invests and may generate net gains from certain foreign currency transactions. These amounts, net of expenses, are distributed to Fund shareholders as “income dividends.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain dividends.”
Brokers may make available to their customers who own Shares the DTC book-entry dividend reinvestment service. To determine whether this service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both net income and net realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market. Without this service, investors would receive all their distributions in cash.

Taxes
The following is a summary of the material federal income tax considerations applicable to an investment in Shares. The summary is based on the laws and regulations in effect on the date of this Prospectus and existing published judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a shareholder holds Shares as “capital assets” within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential federal income tax considerations possibly applicable to shareholders holding Shares through a partnership (or other pass-through entity) or to shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in Shares based on their particular circumstances.
Fund distributions to you and sales of your Shares will have tax consequences to you. Such consequences may not apply if you hold your Shares through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account or 401(k) plan.
Taxes on Distributions
Distributions by the Fund generally are taxable to you as ordinary income or capital gain. Distributions of the Fund’s “investment company taxable income” (which is, generally, net investment income, net short-term capital gain in excess of net long-term capital loss, and net gains or losses from certain foreign currency transactions, if any) are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares.
Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over short-term capital loss) that are properly reported by the Fund as “capital gain dividends” will be taxable to you as long-term capital gains at rates of 0%, 15% or 20% depending on the taxable income of an individual, trust or estate (each an “individual”), regardless of your holding period for your Shares and whether paid in cash or, if available, reinvested in additional Shares. Distributions to you in excess of the Fund’s earnings and profits will be treated as a return of capital and first will reduce your adjusted tax basis in your Shares and, after your adjusted basis is reduced to zero, will constitute capital gain. Such capital gain will be long-term capital gain, and thus will be taxed at the maximum rates noted above, if the distributions are attributable to Shares held by you for more than one year. Distributions by the Fund that qualify as “qualified dividend income” are taxable to individuals at the long-term capital gain rates mentioned above. In order for a distribution by the Fund to be treated as qualified dividend income by you, (1) it must be attributable to dividends the Fund receives on stock of most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other requirements and, (2) you must meet similar requirements with respect to your Shares.
In the case of an individual, distributions by the Fund and net capital gains realized on sales of Shares will also be subject to a 3.8% tax on the lesser of (1) the individual’s “net investment income” (which generally includes those distributions and gains) or (2) the excess of the individual’s “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly).
Corporate shareholders are generally eligible for the 50% dividends-received deduction with respect to the Fund’s ordinary income dividends, but not its capital gain dividends, to the extent the Fund reports such dividends as qualifying for this deduction, except that the aggregate amount so reported in any year cannot exceed the dividends received by the Fund from domestic corporations.

Under a dividend reinvestment service, you may have the option to have all cash distributions automatically reinvested in additional Shares. Any distributions reinvested under such a service will nevertheless be taxable to you. You will have an adjusted basis in the additional Shares purchased through such a reinvestment service equal to the amount of the reinvested distribution plus the amount of any fees charged for the transaction. The additional Shares will have a holding period commencing on the day following the day on which they are credited to your account.
A distribution will reduce the Fund’s NAV per Share and may be taxable to you even though, from an investment standpoint, the distribution may constitute a return of capital. In general, distributions are subject to federal income tax for the calendar year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.
If you are a non-corporate shareholder of the Fund, you may be subject to federal back-up withholding tax if you have not provided the Fund with a taxpayer identification number (for an individual, a social security number) and made other required certifications. You may also be subject to state and local taxes on distributions, sales and redemptions.
Taxes When Shares are Sold
Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the Shares for more than one year; otherwise, it will be classified as short-term capital gain, which is taxable at ordinary income tax rates. However, any capital loss arising from the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed under “wash sale” rules if other Shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. If disallowed, the loss will be reflected in an adjustment to the basis of the acquired Shares.
Taxes on Purchase and Redemption of Creation Units
An AP that exchanges equity securities for one or more Creation Units generally will recognize a gain or a loss on the exchange. The gain or loss will be equal to the difference between the market value of the Creation Unit(s) at the time of purchase (plus any cash received by the AP as part of the issue) and the AP’s aggregate basis in the securities surrendered (plus any cash paid by the AP as part of the issue). An AP who exchanges one or more Creation Unit(s) for equity securities generally will recognize a gain or loss equal to the difference between the AP’s basis in the Creation Unit(s) (plus any cash paid by the AP as part of the exchange) and the aggregate market value of the securities received (plus any cash received by the AP as part of the exchange). The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Unit(s) cannot be deducted currently under the rules governing “wash sales” or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisors with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized upon a redemption of one or more Creation Unit(s) is generally treated as long-term capital gain or loss if the Creation Unit(s) have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less, assuming that such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in- kind.
The foregoing is only a summary of certain federal income tax considerations under current law, which is subject to change in the future. Shareholders such as non-resident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different U.S. federal income tax treatment.
You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. More information about federal taxes is in the Fund’s SAI.
INDEX PROVIDER
Abacus FCF Indexes LLC is the index provider for the Underlying Index. The Index Provider sponsors and maintains the Underlying Index and has engaged an unaffiliated third-party to act as index calculation agent. The Adviser has entered into a licensing agreement with the Index Provider to use the Underlying Index. The Adviser, in turn, has entered into a sub-licensing agreement with the Fund to permit the Fund to use the Underlying Index. The license to use the Underlying Index has been provided to the Adviser and the Fund at no cost.
The Index Provider is affiliated with the Adviser. Accordingly, the Adviser has adopted firewall procedures as part of its Code of Ethics, which are designed to prevent impermissible sharing of non-public index information.
DISCLAIMERS
The Index Provider, the Adviser and their affiliates (collectively the “Adviser Parties”) do not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and none of them shall have any liability for any errors, omissions or interruptions therein. The Adviser Parties do not make any warranty, express or implied, as to results to be obtained by the Fund, to owners of the Shares or any other person or entity for the use of the Underlying Index or any data included therein. The Adviser Parties make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser Parties have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.
HOUSEHOLDING POLICY
It is the policy of the Fund to mail only one copy of the prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in the Fund covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Abacus FCF ETF Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201 or calling us at: 800-617-0004.

ADDITIONAL INFORMATION
The Trust enters into contractual arrangements with various parties, which may include, among others, the Fund’s investment adviser, custodian, and transfer agent, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
FINANCIAL HIGHLIGHTS
The Fund is newly organized and therefore has not yet had any operations prior to the date of this Prospectus.

If you would like more information about the Fund and the Trust, the following documents are available free, upon request:
Annual/Semi-Annual Reports to Shareholders; Form N-CSR Filed with the SEC
Additional information about the Fund will be available in its annual and semi-annual reports to shareholders and in the Form N-CSR filed with the SEC, when available. The annual report will explain the market conditions and investment strategies affecting the Fund performance during the preceding fiscal year. In Form N-CSR, you will find each Fund's annual and semi-annual financial statements.
Statement of Additional Information
The SAI dated February 18, 2025, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.
To receive a free copy of the latest annual or semi-annual report, when available, or the SAI, or to request additional information about the Fund, please contact us as follows:
Call: 800-617-0004
Write: Abacus FCF ETF Trust
c/o U.S. Bank Global Fund Services
P.O. Box 701 Milwaukee, WI 53201
Visit: www.abacusfcf.com
Information Provided by the Securities and Exchange Commission
Information about the Fund, including its reports and the SAI, has been filed with the SEC. They are available on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

Investment Company Act File No. 811-22995.